USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
DEAR STOCKHOLDERS:

  Nineteen ninety-six was a strong year for the high yield market and for those invested in the USF&G Pacholder Fund, Inc. (the "Fund"). For the full year 1996, the Fund reported a total return of 20.40% compared to the CS First Bos-ton High Yield Index(TM) (the "Index") total return of 12.42%. Based on return on net asset value, the Fund was the best performing closed-end high yield fund tracked by Morningstar, Inc. in 1996. During the fourth quarter, the Fund posted a total return of 6.06%, compared to the Index's total return of 4.41%.

  In addition to having a sound core high yield portfolio, the Fund excelled this year in selecting some of the highest returning securities in the market. Much of the Fund's performance in 1996 is attributable to securities purchased at material discounts to par. These investments tend to be in companies that are either operating in out-of-favor industries, are experiencing some type of credit difficulties, or are small issues that are not widely followed by the majority of high yield market participants. Some of these investments, a few of which depressed the Fund's performance in 1995, had extraordinary returns in 1996. Following are a few examples of the Fund's highest returning securities for the year: Beatrice Foods, Algoma Steel, GNF Corp., Chattem, Synthetic In-dustries, and JPS Automotive.

1996 IN REVIEW
  Interest rates increased during the first half of 1996 by over 150 basis points (1.5%) due primarily to concerns about inflation. However, this trend reversed itself in the second half, recovering more than 60 basis points (0.6%). The 10-year U. S. Treasury Note began the year yielding 5.52%, peaked in June at 7.06% and ended the year yielding 6.42%, providing a total return for the year of only 0.89%.

  Demand for high yield debt in 1996 remained consistently strong. The higher rates of return in the high yield market over the past few years relative to other fixed income classes has broadened the investor base in our market. High yield mutual funds received a record amount of net inflows into their funds in 1996, approximately $15.7 billion according to AMG Data Service, Inc. In addi-tion, many insurance companies, pension funds, investment grade debt mutual funds and equity income mutual funds have all been increasing their allocation to the asset class. This increase in demand has allowed more companies access to the public debt markets, increasing the depth and breadth in the supply of investment options. CS First Boston estimates that the size of the high yield market was approximately $385 billion at the end of 1996 compared to $300 bil-lion at the end of 1994 and $230 billion at the end of 1992.

  In addition to strong demand, the high yield market benefited from stable credit fundamentals in most industry sectors, and default rates remained low on a historic basis. As a result of these factors, the Index's spread relative to the comparable U.S. Treasury issues tightened throughout the year, compressing 129 basis points (1.29%) to 355 basis points (3.55%) at the end of December.

OUTLOOK FOR 1997
  We believe that many of the factors that contributed to the strength of the high yield market in 1996 are likely to continue in 1997. The high yield market has become an integral part of the capital markets in the United States and will continue to provide investment opportunities in companies not seen in our market before. However, we are cautious about investing in certain sectors of the market that are trading at extremely tight spreads on a historic basis (i.e., energy) and we are selectively moving out of some of these investments.

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------

        We continue to feel that the Fund is sufficiently diversified to protect against negative changes in the market or in any particular investment. Our strategy is to maintain a solid core portfolio in companies that are industry leaders and/or have the opportunities to improve their overall credit quality. In addition, we will seek to add an extra increment of return by investing in select value opportunities in the high yield market. This has been the strategy of the Fund since its inception in 1988, and we are confident that it will con-tinue to provide solid long-term returns in the high yield market going for-ward.

PERFORMANCE SUMMARY
        The performance of the Fund as compared to the Index is illustrated in the following table.


--------------------------------------------------------------------------
                            Performance Comparison*
                    (For the year ended December 31, 1996)

--------------------------------------------------------------------------
                                                            Since
                                                    Twelve  Inception
                                                    Months  (Annualized)**
--------------------------------------------------------------------------
USF&G Pacholder Fund, Inc. ***                      20.40%    12.74%
--------------------------------------------------------------------------
CS First Boston High Yield Index /(TM)/             12.42%    11.81%
--------------------------------------------------------------------------

* The CS First Boston High Yield Index /(TM)/ is an unmanaged index that is widely used as a measurement of high yield market performance. These figures assume reinvestment of interest, dividends and capital gains distributions. Past performance is no guarantee of future results.
** Inception date -- November 11, 1988.
***Return based on Net Asset Value.

        We thank you for your support of the Fund and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Anthony L. Longi, Jr.

Anthony L. Longi, Jr.
President

February 17, 1997

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             PERCENT
                                          PAR                OF NET
DESCRIPTION                              (000)     VALUE     ASSETS
--------------------------------------------------------------------

CORPORATE DEBT SECURITIES -- 94.0%
AEROSPACE & DEFENSE -- 0.7%
Greenwich Air,
 Sr Nt, 10.5%, 6/1/06                    $  750 $    789,375   0.7%
                                                ------------   ---
AUTO PARTS & EQUIPMENT -- 2.1%
APS Inc., Co Gtd,
 11.875%, 1/15/06                         1,000    1,082,500   0.9
JPS Automotive Products Corp., Sr Nt,
 11.125%, 6/15/01                         1,350    1,447,875   1.2
                                                ------------   ---
                                                   2,530,375   2.1
BEVERAGE & TOBACCO -- 0.8%
Cott Corp., Sr Nt,
 9.375%, 7/1/05                           1,000    1,015,000   0.8
                                                ------------   ---

BROADCAST RADIO & TV -- 3.7%
Argyle Television Inc., Sr Sub Nt,
 9.75%, 11/1/05                             750      757,500   0.6
Granite Broadcasting Corp., Sr Sub Nt,
 10.375%, 5/15/05                         1,100    1,130,250   0.9
Heritage Media Services, Sr Nt,
 11%, 6/15/02                               500      530,000   0.5
Sinclair Broadcasting Group, Sr Sub Nt,
 10%, 12/15/03                            1,000    1,025,000   0.9
Young Broadcasting Inc., Sr Sub Nt,
 9%, 1/15/06                              1,000      972,500   0.8
                                                ------------   ---
                                                   4,415,250   3.7
BUILDING -- 3.6%
Atrium Companies Inc., Sr Sub Nt,
 10.5%, 11/15/06/2/                       1,000    1,015,000   0.8
Harrow Industries Inc., Sr Sub Deb,
 12.375%, 4/15/02                         1,378    1,364,220   1.1
Riverside Group Inc., Sub Nt,
 13%, 9/30/99/3/                          1,000      900,000   0.8
Triangle Pacific Corp., Sr Nt,
 10.5%, 8/1/03                            1,000    1,067,500   0.9
                                                ------------   ---
                                                   4,346,720   3.6

                                                                     PERCENT
                                                  PAR                OF NET
DESCRIPTION                                      (000)     VALUE     ASSETS
----------------------------------------------------------------------------

BUSINESS SERVICES & EQUIPMENT -- 7.1%
Day International Group Inc., Sr Sub Nt,
 11.125%, 6/1/05                                 $1,000 $  1,050,000   0.9%
Knoll Inc., Sr Sub Nt,
 10.875%, 3/15/06                                 1,000    1,102,500   0.9
National Fiberstok Corp., Sr Nt,
 11.625%, 6/15/02                                 1,000    1,055,000   0.9
Pierce Leahy Corp., Sr Sub Nt,
 11.125%, 7/15/06                                 1,000    1,092,500   0.9
San Jacinto Holdings, Sr Sub Nt,
 12%, 12/31/02                                    2,823    2,032,272   1.7
Unisys Corp., Sr Nt,
 11.75%, 10/15/04                                   750      799,688   0.6
United Stationer Supply, Sr Nt,
 12.75%, 5/1/05                                   1,250    1,381,250   1.2
                                                        ------------   ---
                                                           8,513,210   7.1
CABLE TELEVISION -- 4.8%
Cablevision Systems Corp., Sr Sub Nt,
 9.25%, 11/1/05                                     500      495,000   0.4
Cablevision Systems Corp.,
 Sr Sub Deb, 10.5%, 5/15/16                       1,000    1,035,000   0.9
Comcast Corporation, Sr Sub Nt,
 9.125%, 10/15/06                                 1,500    1,022,500   0.8
Fundy Cable Ltd., Sr Nt,
 11%, 11/15/05                                    1,000    1,060,000   0.9
Jones Intercable, Sr Sub Deb,
 11.5%, 7/15/04                                   1,000    1,086,250   0.9
Rifkin Acq. Partners LP, Sr Sub Nt,
 11.125%, 1/15/06                                 1,000    1,042,500   0.9
                                                        ------------   ---
                                                           5,741,250   4.8
CHEMICALS/PLASTIC -- 8.3%
Applied Extrustion Technologies Inc., Sr Unsecd
 Nt, 11.5%, 4/1/02                                1,500    1,578,750   1.3
Berry Plastics Corp., Sr Sub Nt,
 12.25%, 4/15/04                                  1,400    1,540,000   1.3
Calmar Inc., Sr Sub Nt,
 11.5%, 8/15/05                                   1,500    1,548,750   1.3
Envirodyne Industries, Sr Nt,
 12%, 6/15/00                                     1,500    1,597,500   1.3
Plastic Specialties & Technologies Inc., Sr Nt,
 11.25%, 12/1/03                                  1,250    1,312,500   1.1
Portola Packaging Inc., Sr Nt,
 10.75%, 10/1/05                                  1,250    1,296,875   1.1
Printpack Inc., Sr Sub Nt,
 10.625%, 8/15/06/2/                              1,000    1,040,000   0.9
                                                        ------------   ---
                                                           9,914,375   8.3

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              PERCENT
                                           PAR                OF NET
DESCRIPTION                               (000)     VALUE     ASSETS
---------------------------------------------------------------------

CLOTHING & TEXTILE -- 3.5%
PT Polysindo, Co Gtd,
 11.375%, 6/15/06                         $1,000 $  1,076,250   0.9%
Synthetic Industries Inc., Deb,
 12.75%, 12/1/02                           1,500    1,653,750   1.4
Tultex Corp, Sr Nt,
 10.625%, 3/15/05                          1,000    1,072,500   0.9
US Leather Inc., Sr Nt,
 10.25%, 7/31/03                             500      430,000   0.3
                                                 ------------   ---
                                                    4,232,500   3.5
CONGLOMERATE -- 1.4%
Interlake Corp., Sr Sub Deb,
 12.125%, 3/1/02                           1,150    1,187,375   1.0
Siebe Inc., Sr Sec Nt,
 11.22%, 1/29/01                             435      434,682   0.4
                                                 ------------   ---
                                                    1,622,057   1.4
CONTAINERS/GLASS PRODUCTS -- 0.3%
U.S. Can Corp., Sr Sub Nt,
 10.125%, 10/15/06                           350      367,500   0.3
                                                 ------------   ---

COSMETICS/TOILETRIES -- 2.4%
Chattem Inc., Sr Sub Nt,
 12.75%, 6/15/04                           1,200    1,248,000   1.1
JB Williams Holdings Inc., Sr Nt,
 12%, 3/1/04                               1,000    1,015,000   0.8
Remington Product Co. LLC, Sr Sub Nt,
 11%, 5/15/06                                750      637,500   0.5
                                                 ------------   ---
                                                    2,900,500   2.4
DRUGS -- 0.9%
Twin Laboratories, Inc., Co Gtd,
 10.25%, 5/15/06                           1,000    1,040,000   0.9
                                                 ------------   ---

ECOLOGICAL SERVICES & EQUIPMENT -- 2.4%
Allied Waste North America, Sr Sub Nt,
 10.25%, 12/1/06                             500      524,375   0.5
ICF Kaiser International Inc., Sr Sub Nt
 13%, 12/31/03                             1,500    1,425,000   1.2
Norcal Waste Systems, Co Gtd,
 13%, 11/15/05                               750      832,500   0.7
                                                 ------------   ---
                                                    2,781,875   2.4

                                                                        PERCENT
                                                     PAR                OF NET
DESCRIPTION                                         (000)     VALUE     ASSETS
-------------------------------------------------------------------------------

ELECTRONICS/ELECTRIC -- 1.7%
Celestica International, Sr Sub Nt,
 10.5%, 12/31/06                                    $  500 $    525,000   0.4%
Communications & Power Industries, Sr Sub Nt, 12%,
 8/1/05                                              1,000    1,112,500   0.9
Plantronics Inc., Sr Nt,
 10%, 1/15/01                                          420      439,950   0.4
                                                           ------------   ---
                                                              2,077,450   1.7
EQUIPMENT LEASING -- 1.1%
Coinmach Corp., Sr Nt,
 11.75%, 11/15/05                                    1,250    1,346,875   1.1
                                                           ------------   ---

FARMING & AGRICULTURE -- 1.7%
Darling International Inc., Sr Sub Nt,
 11%, 7/15/00                                        2,000    1,995,000   1.7
                                                           ------------   ---

FINANCIAL INTERMEDIARIES -- 0.8%
Amresco, Inc., Sr Nt,
 8.75%, 7/1/99                                       1,000    1,002,500   0.8
                                                           ------------   ---

FOOD/DRUG RETAILERS -- 2.8%
Bruno's Inc., Sr Sub Nt,
 10.5%, 8/1/05                                       1,500    1,590,000   1.3
Jitney-Jungle Stores, Co Gtd,
 12%, 3/1/06                                           900      954,000   0.8
P&C Food Markets Inc., Sr Nt,
 11.5%, 10/15/01                                     1,000      885,000   0.7
                                                           ------------   ---
                                                              3,429,000   2.8
FOOD SERVICE -- 3.8%
Beatrice Foods Inc., Sub Nt,
 1%, 11/19/26                                          691       88,102   0.1
Carrols Corp., Sr Nt,
 11.5%, 8/15/03                                      1,500    1,586,250   1.3
Gorges/Quick To Fix Foods, Sr Sub Nt, 11.5%,
 12/1/06                                             1,000    1,036,250   0.8
Great American Cookie Co., Sr Nt,
 10.875%, 1/15/01                                      650      591,500   0.5
Host Marriott Travel Plaza, Sr Nt,
 9.5%, 5/15/05                                       1,250    1,303,125   1.1
                                                           ------------   ---
                                                              4,605,227   3.8

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   PERCENT
                                                PAR                OF NET
DESCRIPTION                                    (000)     VALUE     ASSETS
--------------------------------------------------------------------------

FOREST PRODUCTS -- 4.1%
APP International Finance, Gtd Sec Nt,
 11.75%, 10/1/05                               $  500 $    534,375   0.5%
FSW International, Sr Nt,
 12.5%, 11/1/06/2/                              1,000    1,055,000   0.9
Florida Coast Paper, 1st Mtg,
 12.75%, 6/1/03                                 1,000    1,082,500   0.9
Maxxam Group Holdings Inc., Sr Nt,
 12%, 8/1/03/2/                                   500      506,250   0.4
Stone Container Corp., 1st Mtg,
 10.75%, 10/1/02                                  500      525,625   0.5
Stone Container Corp., Sr Nt,
 11.875%, 8/1/16                                1,000    1,055,000   0.9
                                                      ------------   ---
                                                         4,758,750   4.1
HEALTH CARE -- 3.2%
Dade International Inc., Sr Sub Nt,
 11.125%, 5/1/06                                  750      810,000   0.7
Grancare Inc., Sr Sub Nt,
 9.375%, 9/15/05                                1,250    1,340,625   1.1
Maxxim Medical, Co Gtd,
 10.5%, 8/1/06                                  1,000    1,045,000   0.9
Prime Succession Acq. Co., Sr Sub Nt, 10.75%,
 8/15/04/2/                                       500      541,250   0.5
                                                      ------------   ---
                                                         3,736,875   3.2
HOTEL & CASINOS -- 6.7%
Alliance Gaming Corp., Sr Secd Nt,
 12.875%, 6/30/03                                 900      954,000   0.8
Argosy Gaming Co., 1st Mtg,
 13.25%, 6/1/04                                 1,000      927,500   0.8
Casino Magic-LA, 1st Mtg,
 13%, 8/15/03/2/                                  900      888,750   0.8
Courtyard by Marriott, Sr Nt,
 10.75%, 2/1/08                                 1,000    1,055,000   0.9
Eldorado Resorts LLC, Sr Sub Nt,
 10.5%, 8/15/06/2/                                500      527,500   0.4
HMC Acquisition Properties, Sr Nt,
 9%, 12/15/07                                     750      761,250   0.6
Majestic Star Casino LLC, Sr Nt,
 12.75%, 5/15/03                                  500      537,500   0.4
Santa Fe Hotel Inc., 1st Mtg,
 11%, 12/15/00                                    500      370,000   0.3
Showboat Marina Casino, 1st Mtg,
 13.5%, 3/15/03                                   500      550,000   0.5
Trump Atlantic City, Co Gtd,
 11.25%, 5/1/06                                 1,500    1,485,000   1.2
                                                      ------------   ---
                                                         8,056,500   6.7

                                                                    PERCENT
                                                 PAR                OF NET
DESCRIPTION                                     (000)     VALUE     ASSETS
---------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT -- 3.5%
Clark Materials, Sr Nt,
 10.75%, 11/15/06/2/                            $1,000 $  1,040,000   0.9%
International Knife & Saw, Sr Sub Nt, 11.375%,
 11/15/06/2/                                     1,000    1,035,000   0.9
Specialty Equipment Co., Sr Sub Nt,
 11.375%, 12/1/03                                1,750    1,898,750   1.5
Tokheim Corp., Sr Sub Nt,
 11.5%, 8/1/06/2/                                  250      266,250   0.2
                                                       ------------   ---
                                                          4,240,000   3.5
LEISURE -- 4.6%
E&S Holdings Corp., Sr Sub Nt,
 10.375%, 10/1/06/2/                               500      523,125   0.4
Guitar Center Mgmt., Sr Nt,
 11%, 7/1/06/2/                                    500      527,500   0.4
Hines Horticulture Inc., Sr Sub Nt,
 11.75%, 10/15/05                                1,500    1,597,500   1.3
Selmer Company Inc., Sr Sub Nt,
 11%, 5/15/05                                    1,500    1,631,250   1.4
Stuart Entertainment, Sr Sub Nt,
 12.5%, 11/15/04/2/                              1,250    1,271,875   1.1
                                                       ------------   ---
                                                          5,551,250   4.6
NON-FERROUS METALS -- 2.1%
Easco Corp., Sr Nt,
 10%, 3/15/01                                    1,500    1,515,000   1.2
Renco Metals Inc., Sr Nt,
 11.5%, 7/1/03                                   1,000    1,050,000   0.9
                                                       ------------   ---
                                                          2,565,000   2.1
OIL & GAS -- 4.6%
Giant Industries Inc., Sr Sub Nt,
 9.75%, 11/15/03                                 1,000    1,040,000   0.9
Petro PSC Properties, Sr Nt,
 12.5%, 6/1/02                                   1,500    1,500,000   1.2
Statia Terminals, 1st Mtg,
 11.75%, 11/15/03/2/                             1,000    1,040,000   0.9
Transamerican Refining, 1st Mtg,
 0/18%, 2/15/02                                    500      410,000   0.3
Transamerican Refining, 1st Mtg,
 16.5%, 2/15/02                                    650      653,250   0.5
United Refining Corp., Sr Nt w/warrant, 11.5%,
 12/31/03                                        1,000      930,000   0.8
                                                       ------------   ---
                                                          5,573,250   4.6

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                       PERCENT
                                                     PAR               OF NET
DESCRIPTION                                         (000)     VALUE    ASSETS
------------------------------------------------------------------------------

PUBLISHING -- 2.6%
Adams Outdoor Advertising, Sr Nt,
 10.75%, 3/15/06                                    $  500 $   530,000   0.5%
Outdoor Systems Inc., Sr Sub Nt,
 9.375%, 10/15/06                                      500     513,750   0.4
Petersen Publishing, Sr Sub Nt,
 11.125%, 11/15/06/2/                                  500     522,500   0.4
Universal Outdoor Inc., Sr Sub Nt,
 9.75%, 10/15/06                                     1,000   1,030,000   0.9
Universal Outdoor Inc. Series B, Sr Sub Nt, 9.75%,
 10/15/06                                              500     515,000   0.4
                                                           -----------  ----
                                                             3,111,250   2.6
RETAILERS -- 0.9%
Herff Jones Inc., Sr Sub Nt,
 11%, 8/15/05                                        1,000   1,070,000   0.9
                                                           -----------  ----

STEEL -- 2.1%
Algoma Steel Inc., 1st Mtg,
 12.375%, 7/15/05                                    1,000   1,075,000   0.9
Gulf States Steel - Alabama, 1st Mtg,
 13.5%, 4/15/03                                        500     472,500   0.4
NS Group Inc., Sr Nt,
 13.5%, 7/15/03                                      1,000   1,022,500   0.8
                                                           -----------  ----
                                                             2,570,000   2.1
TRANSPORTATION -- 3.1%
Moran Transport Co., 1st Mtg,
 11.75%, 7/15/04                                     1,000   1,080,000   0.9
Trism Inc., Sr Sub Nt,
 10.75%, 12/15/00                                    1,400   1,333,500   1.1
Teekay Shipping, Sr Sec Nt,
 9.625%, 7/15/03                                     1,250   1,300,000   1.1
                                                           -----------  ----
                                                             3,713,500   3.1
TELECOMMUNICATIONS/CELLULAR
COMMUNICATION -- 2.7%
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07                                    1,250   1,062,500   0.9
Nextlink Communications, Sr Nt,
 12.5%, 4/15/06                                      1,000   1,072,500   0.9
Western Wireless, Sr Sub Nt,
 10.5%, 2/1/07                                       1,000   1,043,750   0.9
                                                           -----------  ----
                                                             3,178,750   2.6
                                                           -----------  ----
TOTAL CORPORATE DEBT SECURITIES
 (amortized cost $108,104,601)                             112,791,164  94.0
                                                           -----------  ----

                                                SHARES/               PERCENT
                                                  PAR                 OF NET
DESCRIPTION                                      (000)     VALUE      ASSETS
-----------------------------------------------------------------------------

EQUITY INVESTMENTS -- 2.3%
Beatrice Foods, Conv. Common Stock/1/           88,252  $  1,500,284     1.2%
Data Documents, Common Stock/1/                 22,596       245,732     0.2
Fresenius Trust Preferred 9%, 12/1/06            1,000     1,017,500     0.9
Gulf States Steel, Warrants 4/15/03/1/             500           150     0.0
ICF Kaiser International, Warrants 12/31/98/1/   7,200         2,700     0.0
Sabreliner Corp., Warrants 4/15/03/1/              500         2,500     0.0
San Jacinto Holdings, Common Stock/1/            2,246         6,738     0.0
                                                        ------------   -----
TOTAL EQUITY INVESTMENTS
 (cost $2,613,822)                                         2,775,604     2.3
                                                        ------------   -----
COMMERCIAL PAPER -- 1.2%
Ford Motor Credit,
 5.47%, 1/16/97                                 $  500       498,860     0.4
General Electric Capital Corp.,
 5.50%, 1/16/97                                    500       498,854     0.4
Prudential Funding,
 5.50%, 1/16/97                                    500       498,855     0.4
                                                        ------------   -----
TOTAL COMMERCIAL PAPER
 (at amortized cost)                                       1,496,569     1.2
                                                        ------------   -----
TOTAL INVESTMENTS
 (amortized cost $112,214,992)                          $117,063,337    97.5
OTHER ASSETS IN EXCESS OF LIABILITIES                      2,990,457     2.5
                                                        ------------   -----
NET ASSETS                                              $120,053,794   100.0%
LESS: OUTSTANDING PREFERRED STOCK                        (33,000,000)
                                                        ------------
NET ASSETS APPLICABLE TO 4,991,642 SHARES OF COMMON
 STOCK OUTSTANDING                                      $ 87,053,794
                                                        ============
NET ASSET VALUE PER COMMON SHARE
 ($87,053,794 / 4,991,642)                                    $17.44
                                                        ============
-----------------------------------------------------------------------------

/1/ Non-income producing security.
/2/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $14,253,125 or 11.9% of net assets.
/3/ Board valued security. These securities amounted to $1,334,682 or 1.2% of net assets.

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                 STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------- ---------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest......................................................... $12,779,536
EXPENSES:
 Investment advisory fee (Note 5).................................   1,624,942
 Administrative fee (Note 5)......................................     148,444
 Printing and postage.............................................      72,472
 Custodian, transfer agent and accounting fees....................      68,413
 Legal fees.......................................................      58,588
 Directors' fees..................................................      53,603
 Audit fee........................................................      39,350
 Insurance........................................................      14,803
 Miscellaneous....................................................       8,498
                                                                   -----------
  Total Expenses..................................................   2,089,113
                                                                   -----------
  Net Investment Income...........................................  10,690,423
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments..........................   1,094,181
 Net unrealized appreciation of investments.......................   6,045,554
                                                                   -----------
  Net realized and unrealized gain/(loss) on investments..........   7,139,735
                                                                   -----------
Net increase in net assets resulting from operations..............  17,830,158
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS...........................  (2,293,500)
                                                                   -----------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
 RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO PREFERRED
 STOCKHOLDERS..................................................... $15,536,658
                                                                   ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

                                                    FOR THE YEAR  FOR THE YEAR
                                                       ENDED         ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        1996          1995
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
 Net investment income............................. $ 10,690,423  $ 10,237,987
 Net realized gain/(loss) on investments...........    1,094,181    (2,728,589)
 Net unrealized appreciation of investments........    6,045,554     1,562,889
                                                    ------------  ------------
 Net increase in net assets resulting from
  operations.......................................   17,830,158     9,072,287
                                                    ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends ($1.39 and $2.20 per share,
  respectively)....................................   (2,293,500)   (1,374,239)
 Common dividends:
  Net investment income and short-term gains of
   $1.70 and $1.90 per share, respectively.........   (8,465,976)   (8,733,897)
                                                    ------------  ------------
Total decrease in net assets from distributions to
 stockholders......................................  (10,759,476)  (10,108,136)
                                                    ------------  ------------
FUND SHARE TRANSACTION
 (NOTES 2 AND 3):
 Net proceeds from issuance of preferred stock.....          --     32,752,380
 Redemption of preferred stock.....................          --     (8,922,804)
 Value of 23,004 and 15,088 shares issued in
  reinvestment of dividends, respectively..........      386,885       254,686
 Net proceeds from 1,457,942 common stock issued in
  rights offering after deducting $793,832 of
  offering expenses................................          --     22,022,960
                                                    ------------  ------------
Total increase in net assets derived from fund
 share transactions................................      386,885    46,107,222
                                                    ------------  ------------
Total net increase in net assets...................    7,457,567    45,071,373
NET ASSETS:
 Beginning of year.................................  112,596,227    67,524,854
                                                    ------------  ------------
 End of year....................................... $120,053,794  $112,596,227
                                                    ============  ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
-------------------------------------------------------------------------------

                                         YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                                 1996       1995      1994     1993     1992
-------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year........................     $16.02     $16.86   $19.23   $18.52   $17.37
                               ---------  ---------  -------  -------  -------
Net investment income........       2.15       2.19     2.12     2.48     2.37
Net realized and unrealized
 gain/(loss) on investments..       1.42      (0.06)   (1.64)    1.42     1.32
                               ---------  ---------  -------  -------  -------
Net increase in net asset
 value resulting from
 operations..................       3.57       2.13     0.48     3.90     3.69
                               ---------  ---------  -------  -------  -------
DISTRIBUTIONS TO STOCKHOLDERS
 FROM:
Preferred dividends..........      (0.46)     (0.29)   (0.24)   (0.38)   (0.33)
Common:
 Net investment income and
  short-term gains...........      (1.69)     (1.90)   (1.92)   (2.09)   (2.08)
 Net realized long-term
  gains......................        --         --       --     (0.21)     --
                               ---------  ---------  -------  -------  -------
Total distributions to
 preferred and common
 stockholders................      (2.15)     (2.19)   (2.16)   (2.68)   (2.41)
                               ---------  ---------  -------  -------  -------
CAPITAL CHANGE RESULTING FROM
 THE ISSUANCE OF FUND SHARES:
Common Shares................        --       (0.67)   (0.69)   (0.51)     --
Preferred Shares.............        --       (0.11)     --       --     (0.13)
                               ---------  ---------  -------  -------  -------
                                     --       (0.78)   (0.69)   (0.51)   (0.13)
                               ---------  ---------  -------  -------  -------
Net asset value, end of
 year........................     $17.44     $16.02   $16.86   $19.23   $18.52
                               =========  =========  =======  =======  =======
Market value per share, end
 of year.....................     $17.88     $17.38   $16.75   $21.25   $19.38
                               =========  =========  =======  =======  =======
TOTAL INVESTMENT RETURN:/(1)/
Based on market value per
 share.......................      14.37%     16.04%  -11.12%   22.41%   25.99%
Based on net asset value per
 share.......................      20.40%     10.68%    0.72%   20.27%   18.78%
RATIOS TO AVERAGE NET
 ASSETS:/(2)/
 Expenses....................       1.80%      0.86%    1.64%    1.81%    1.90%
 Net investment income.......       9.21%     10.45%   10.17%   10.33%   10.32%
SUPPLEMENTAL DATA:
Net assets at end of period,
 net of preferred stock
 (000).......................    $87,054    $79,596  $58,925  $44,458  $34,001
Average net assets during
 period, net of preferred
 stock (000).................    $83,074    $79,614  $59,002  $43,275  $34,950
Portfolio turnover rate......         76%        83%     102%      97%     121%
Number of preferred shares
 outstanding at end of
 period......................  1,650,000  1,650,000    8,600    9,400    1,000
Asset coverage per share of
 preferred stock outstanding
 at end of period............        $73        $66   $7,852   $5,730   $4,400
Liquidation and average
 market value per share of
 preferred stock.............        $20        $20   $1,000   $1,000   $1,000
-------------------------------------------------------------------------------

/1/Total investment return excludes the effects of commissions.
/2/Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- USF&G Pacholder Fund, Inc. (the "Fund") is a closed-end, diversified management investment company, registered under the Investment Company Act of 1940. The Fund seeks a high level of total re-turn through current income and capital appreciation by investing primarily in high yield, high risk fixed-income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities traded primarily on an ex-change are valued at the closing sale price or, if there have been no sales, at the last reported bid price on the valuation date. Securities traded pri-marily in the over-the-counter market are valued at prices provided by an independent pricing service. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors. There were Board valued securities of $1,334,682 or 1.2% of net assets as of De-cember 31, 1996. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

 B. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net invest-ment income and realized gains on securities transactions. Therefore, no federal tax provision is required.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liq-uid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date. No "when-issued" or "delayed delivery" purchase commitments were included in the portfolio of investments as of December 31, 1996.

 E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and esti-mated expenses are accrued daily. Dividends to common stockholders are paid from net investment income quarterly, and distributions of net realized cap-ital gains are to be paid at least annually.

 F. ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabil-ities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses dur-ing the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK -- At December 31, 1996, there were 48,350,000 shares of com-mon stock with a $.01 par value authorized and 4,991,642 shares outstanding. During 1996, 23,004 shares of common stock were issued in connection with the Fund's dividend reinvestment plan.

 On March 16, 1995, 1,457,942 shares of common stock were issued at $15.65 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $793,832 were recorded as a reduction to the proceeds from the offering. These expenses included $205,351 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Asso-ciates, Inc. (an affiliate of the Fund's Investment Advisor), for financial and advisory services including advising the Fund regarding the structure of the rights offering and the materials utilized therewith, coordinating the distribution arrangements for the rights offering and providing information and support services to soliciting broker-dealers.

 On November 13, 1996, the Fund announced a common stock rights offering whereby common stockholders are entitled to purchase one newly issued common share for each three common shares held on the record date of January 24, 1997. Up to 1,663,880 shares of common stock may be purchased at a price per share of 90% of the net asset value of a share of the Fund's common stock on February 20, 1997. The Fund may, at its discretion, increase the number of shares subject to subscription by up to 25% of the shares offered.

USF&G PACHOLDER FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

3. PREFERRED STOCK -- On August 15, 1995, the Fund issued 1,650,000 shares of 6.95% Cumulative Preferred Stock in a private sale at an offering price of $20 per share. Dividends on these shares are payable quarterly at an annual rate of 6.95%. The Fund is required to maintain certain asset coverage, other financial tests and restrictions as set forth in the Fund's Articles Supple-mentary Creating and Fixing the Rights of 6.95% Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption on August 1, 2000, at a redemption price equal to $20 per share, plus accumulated and unpaid divi-dends. The preferred stock is also subject to special mandatory redemptions at a redemption price of $20 per share, plus accumulated and unpaid dividends and a premium, as defined, if the Fund is not in compliance with the required coverages, tests and restrictions. In general, the holders of the preferred stock and the common stock vote together as a single class, except that the preferred stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $20 per share, plus accumu-lated and unpaid dividends. The offering expenses of the preferred stock were $247,620, which were recorded as a reduction in paid-in capital for common stockholders. These expenses included $123,750 paid to Winton Associates, Inc. for financial and advisory services including advising the Fund regard-ing the structure of the preferred stock offering and the materials utilized therewith, and the coordinating of the arrangements of the preferred stock.

 On September 14, 1995, the Fund redeemed the 8,050 outstanding shares of the 8.60% Cumulative Preferred Stock at a redemption price of $1,000 per share plus accumulated and unpaid dividends and a premium. The redemption was made in accordance with the Fund's Purchase Agreement and Articles Supplementary. The premium relating to the redemption was $322,804, which was recorded as a reduction of paid-in capital for common stockholders.

 Upon completion of the common stock rights offering, announced November 13, 1996, to take place after year end, the Fund intends to add incremental lev-erage by issuing additional preferred stock so that the percentage of the Fund's assets representing leverage will be approximately the same as it was prior to the completion of the common stock rights offering.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (ex-cluding commercial paper and repurchase agreements) for the year ended Decem-ber 31, 1996 aggregated $86,039,766 and $86,059,136, respectively.

 At December 31, 1996, the federal income tax basis of securities was $112,214,992; unrealized appreciation aggregated $4,848,345, of which $5,815,039 related to appreciated securities and $966,694 related to depreci-ated securities.

 At December 31, 1996, the Fund had available a capital loss carryforward of $1,873,839, which expires in 2003, to offset any future net capital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an agreement with Pacholder & Company (the "Advisor") to serve as the Fund's investment advisor. The Fund pays the Advisor a fee that will increase or decrease based on the total return investment perfor-mance of the Fund for the prior twelve-month period relative to the percent-age change in the CS First Boston High Yield Index. The fee ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the aver-age net assets. For the year ended December 31, 1996, the Fund's total return was 20.40%. For the same period, the total return of the CS First Boston High Yield Index was 12.42%. The 1996 advisory fee is calculated based on 1.40% of average weekly net assets. Certain officers and directors of the Fund are also executive committee members of the Advisor. At December 31, 1996, ac-crued advisory fees were $323,215.

 Effective June 5, 1996, the Fund entered into an administrative services agreement changing from Investment Company Capital Corp. to Kenwood Adminis-trative Management, L.P. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, calculated and paid monthly, at the rate of 0.10% of the average net assets. At December 31, 1996, accrued administrative fees were $10,220.

 Effective March 13, 1996 the Fund amended an agreement with Pacholder Associ-ates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services. Pacholder Associates, Inc. receives from the Fund a fee, calculated and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average net assets and 0.015% of such assets in excess of $100 million.

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. NET ASSETS CONSIST OF:

                                                   DECEMBER 31,  DECEMBER 31,
                                                       1996          1995
                                                   ------------  ------------
Common Stock
 ($.01 par value)................................. $     49,916  $     49,686
Preferred Stock...................................   33,000,000    33,000,000
Paid-in capital...................................   83,926,176    83,539,521
Undistributed net investment income...............      103,196       172,249
Accumulated net realized loss on investments......   (1,873,839)   (2,968,020)
Unrealized appreciation/(depreciation) on
 investments......................................    4,848,345    (1,197,209)
                                                   ------------  ------------
                                                   $120,053,794  $112,596,227
                                                   ============  ============

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT            ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------- ---------------------------------------
--------------------------------------------------------------------------------

To the Stockholders and Directors
USF&G Pacholder Fund, Inc.

  We have audited the accompanying statement of net assets of USF&G Pacholder Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by man-agement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USF&G Pacholder Fund, Inc. at December 31, 1996, and the results of its opera-tions, changes in net assets and financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Dayton, Ohio
February 18, 1997

DIVIDEND REINVESTMENT PLAN

  The Fund's Dividend Reinvestment Plan (the "Plan") offers stockholders a con-venient way to invest their dividends and capital gains distributions in addi-tional shares of the Fund's common stock, thereby increasing their holdings of Fund shares.

  To participate in the Plan, stockholders must complete an Authorization Form and return it to Fifth Third Bank ("Fifth Third"), the Plan Agent. To start the Plan with a specific dividend, Fifth Third must have received an Authorization Form prior to the record date.

  When a dividend is declared, non-participants will receive cash paid by check. Plan participants will automatically receive shares of the Fund's common stock equivalent to the cash distribution. The number of shares will be deter-mined as follows:

    (1) If the shares are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price; or

    (2) If the shares are trading at a discount from net asset value at the time of valuation, Fifth Third will receive the distribution in cash and apply it to the purchase of shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, before Fifth Third has completed its purchases, the market price exceeds the net asset value per share, the Fund will issue new shares at net asset value for the uninvested portion of the dividend. Fifth Third will use all dis-tributions received in cash to purchase shares within 30 days of the pay-ment date. Interest will not be paid on any uninvested cash payments.

  There is no charge to participants for reinvesting distributions. Fifth Third's fee for administering the Plan is paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a re-sult of distributions payable either in stock or cash. However, each partici-pant will pay a pro rata share of brokerage commissions incurred with respect to Fifth Third's open-market purchases in connection with the Plan.

  Fifth Third maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions for tax records. Shares in the account of each Plan participant are held by Fifth Third in non-certificated form in the name of the participant, and each stockholder's proxy will include shares received pursuant to the Plan. A participant will be issued a certificate for shares held in a Plan account only upon request.

USF&G PACHOLDER FUND, INC.
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED AND CONCLUDED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  A participant may withdraw from the Plan by notifying Fifth Third in writing. Upon termination, participants can either receive a certificate for the whole shares credited to their account and a check for fractional shares or have their shares sold by Fifth Third.

  The automatic reinvestment of distributions will not relieve Plan partici-pants of any income taxes that may be payable (or required to be withheld) on distributions.

  The Fund reserves the right to amend or terminate the Plan and to include a service charge payable by participants.

  Additional information about the Plan and Authorization Forms may be obtained by writing Fifth Third Bank, Corporate Trust Operations, 38 Fountain Square Plaza, MD-1090F5, Cincinnati, OH 45263, or by calling Fifth Third toll free at
(800) 837-2755.

                                ---------------

This report is sent to the stockholders of USF&G Pacholder Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

                                     USF&G
                              PACHOLDER FUND, INC.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

 Asher O. Pacholder                                   John C. Sweeney
 Chairman                                             Director



 Anthony L. Longi, Jr.                                John F. Williamson
 President                                            Director


 William J. Morgan                                    George D. Woodward
 Director and Treasurer                               Director


 James P. Shanahan, Jr.                               James E. Gibson
 Director and Secretary                               Senior Vice President


 Daniel A. Grant                                      Mark H. Prenger
 Director                                             Assistant Treasurer



                              INVESTMENT OBJECTIVE
 A closed-end fund seeking a high level of total return through current income and capital appreciation by investing primarily in high yield, high risk fixed-
                    income securities of domestic companies.

                               INVESTMENT ADVISOR
                              Pacholder & Company

                                 ADMINISTRATOR
                    Kenwood Administrative Management, L.P.

                                   CUSTODIAN
                                Star Bank, N.A.

                                 TRANSFER AGENT
                                Fifth Third Bank

                                 LEGAL COUNSEL
                             Piper & Marbury L.L.P.

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP

                               EXECUTIVE OFFICES
                           USF&G Pacholder Fund, Inc.
                                Bank One Towers
                              8044 Montgomery Road
                                   Suite 382
                             Cincinnati, Ohio 45236
                                 (513) 985-3200

==============================================================================
                                     USF&G
                              PACHOLDER FUND, INC.



                                 ANNUAL REPORT
                               DECEMBER 31, 1996

===============================================================================